UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 6, 2008

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2008, DPL Inc. (the “Company”) and Paul M. Barbas, the Company’s President and Chief Executive Officer, entered into a Restricted Stock Agreement (the “Restricted Stock Agreement”).  The Restricted Stock Agreement provides for the following grants of Company restricted stock to Mr. Barbas pursuant and subject to the Company’s 2006 Equity and Performance Incentive Plan, as amended and restated through December 31, 2007:

•                  The Company, as of May 6, 2008, granted 20,000 shares of Company restricted stock to Mr. Barbas.  10,000 shares of this restricted stock will vest on each of December 31, 2010 and December 31, 2012; and

•                  The Company will grant one share of Company restricted stock to Mr. Barbas (“Match Shares”) for each share of Company common stock that Mr. Barbas purchases on the open market during the next two years.  The maximum number of Match Shares that the Company may grant to Mr. Barbas under the Restricted Stock Agreement is 25,000.  Match Shares will be granted to Mr. Barbas on the last day of each fiscal quarter based on the number of common shares purchased by Mr. Barbas on the open market during that quarter, and will vest three years from the grant date.

Vesting of the restricted stock and granting of Match Shares are subject to certain conditions as described in the Restricted Stock Agreement and the Company’s 2006 Equity and Performance Incentive Plan, as amended and restated through December 31, 2007.  Restricted stock granted under the Restricted Stock Agreement has voting rights and is entitled to dividends in the same manner as the Company’s common stock.

A copy of the Restricted Stock Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.  A copy of the Company’s 2006 Equity and Performance Incentive Plan, as amended and restated through December 31, 2007, was filed as Exhibit 10(m) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Item 7.01                                             Regulation FD Disclosure.

DPL Inc. is scheduled to make a presentation on May 8, 2008, at the Merrill Lynch Analyst Day conference.  A copy of the presentation slides is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

99.1	Copy of Restricted Stock Agreement by and between DPL Inc. and Paul M. Barbas, dated May 6, 2008.
99.2	Slides to be used in DPL Inc.’s presentation on May 8, 2008, at the Merrill Lynch Analyst Day conference

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: May 8, 2008
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Copy of Restricted Stock Agreement by and between DPL Inc. and Paul M. Barbas, dated May 6, 2008.	E
99.2	Slides to be used in DPL Inc.’s presentation on May 8, 2008, at the Merrill Lynch Analyst Day conference	E